UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2005

CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Second Avenue South Suite 1100 S St. Petersburg, FL	33701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (727) 227-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On or about April 11, 2005, Certegy Inc. (“Certegy”) first mailed to its shareholders its Annual Report to Shareholders for its fiscal year ended December 31, 2004 (the “Annual Report”). The Financial Highlights section of the Annual Report sets forth a table containing financial data for Certegy for the years ended December 31, 2004, 2003 and 2002 and a bar chart illustrating ten-year data for total revenues for Certegy.

The data included in the table as of December 31, 2004, 2003 and 2002 and for the years then ended, is derived from the audited consolidated financial statements for those same periods included in Certegy’s Annual Report on Form 10K for the year ended December 31, 2004 and on pages 38 through 41 of the Annual Report, with the exception of balance sheet data as of December 31, 2002, which is derived from Certegy’s Annual Report on Form 10K for the year ended December 31, 2003, and pro forma diluted earnings per share from continuing operations, which includes adjustments to reflect the adoption of Statement of Financial Accounting Standards No. 123(R), “Shared-Based Payment.” The pro forma information was derived from the pro forma data included in Note 8 to the consolidated financial statements included in the Company’s Annual Report on Form 10K for the year ended December 31, 2004 and on page 57 of the Annual Report.

The ten-year data for total revenues for Certegy has been restated for discontinued operations. In September 2004, Certegy’s Board of Directors approved a plan to sell the Company’s merchant acquiring business, at which time, the held for sale criteria in Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” were met. Therefore, Certegy’s financial statements reflect the merchant acquiring business as a discontinued operation. The merchant acquiring operations were historically included in the Card Services segment. The total revenues for the years ended December 31, 2004, 2003, 2002, 2001 and 2000 are derived from Item 6, “Selected Financial Data,” included in Certegy’s Annual Report on Form 10K for the year ended December 31, 2004 and on page 17 of the Annual Report. Revenue data for years prior to 2000 are derived from Certegy’s Annual Report to Shareholders for its fiscal year ended December 31, 2003, restated for discontinued operations. Revenue data for years prior to Certegy’s spin-off from Equifax Inc. in 2001 are the revenues of Equifax’s Payment Services division.

The information in the Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Financial Highlights Section of 2004 Annual Report to Shareholders of Certegy Inc. (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

	By:	/s/ Michael T. Vollkommer
Date: April 11, 2005		Michael T. Vollkommer Executive Vice President and Chief Financial Officer